UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2011

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732) 240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

ITEM 2.02	RESULTS OF OPERATION AND FINANCIAL CONDITION

On July 21, 2011, OceanFirst Financial Corp. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2011. That press release is attached to this Report as Exhibit 99.1.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 21, 2011 the Company and each of John R. Garbarino, Chief Executive Officer, Vito R. Nardelli, President and Chief Operating Officer, and Michael J. Fitzpatrick, Executive Vice President and Chief Financial Officer, entered into an amendment to their respective Employment Agreement. These amendments modify each Employment Agreement to change the term of each to a fixed three-years, subject to annual extensions by the parties, replacing a three-year term that each day automatically extends for a day (i.e., a three-year daily evergreen term).

Similarly, on July 21, 2011, the Company and each of Joseph J. Lebel III, First Senior Vice President and Chief Lending Officer, and Joseph R. Iantosca, First Senior Vice President and Chief Administrative Officer, entered into an amendment to their respective Change in Control Agreement. These amendments modify each Change in Control Agreement to change the term of each to a fixed two-years, subject to annual extensions by the parties, replacing a two-year term that each day automatically extends for a day (i.e., a two-year daily evergreen term).

The amendments to the Employment Agreements and Change in Control Agreements are effective as of August 1, 2011 and forms of each are attached to this Report as Exhibits 10.21(a) and 10.23(a), respectively.

ITEM 8.01	OTHER EVENTS

In the press release described in Item 2.02, the Company announced that the Company’s Board of Directors has declared a regular quarterly cash dividend on the Company’s outstanding common stock. The cash dividend will be in the amount of $0.12 per share and will be payable on August 12, 2011 to the stockholders of record at the close of business on August 1, 2011.

The Board of Directors at its July 20, 2011 meeting decided to discontinue the 3% discount offered on the purchase of shares through the Company’s dividend reinvestment and cash purchase plan (“DRIP”). The elimination of the discount will take effect for purchases made through the DRIP (both by dividend reinvestment and cash purchase) after the August 2011 dividend. At such time, shares purchased through the DRIP will be made at the then current market values.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS:

10.21(a)	Form of Amendment to the Employment Agreements between OceanFirst Financial Corp. and certain officers, including John R. Garbarino, Vito R. Nardelli and Michael J. Fitzpatrick

10.23(a)	Form of Amendment to the Change in Control Agreements between OceanFirst Financial Corp and certain officers, including Joseph J. Lebel III and Joseph R. Iantosca

99.1	Press Release dated July 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/S/ Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and Chief Financial Officer

Dated: July 22, 2011

Exhibit Index

Exhibit	Description

10.21(a)	Form of Amendment to the Employment Agreements between OceanFirst Financial Corp. and certain officers, including John R. Garbarino, Vito R. Nardelli and Michael J. Fitzpatrick

10.23(a)	Form of Amendment to the Change in Control Agreements between OceanFirst Financial Corp and certain officers, including Joseph J. Lebel III and Joseph R. Iantosca

99.1	Press Release dated July 21, 2011